UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack Murphy, Esq.
One New York Plaza	Dechert
New York, New York 10004	1775 I Street, NW
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: February 28

Date of reporting period: February 28, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semiannual Report to Stockholders is filed herewith.

Goldman Sachs Funds

BALANCED FUND	Semiannual Report February 28, 2007

Long-term capital growth opportunities and current income through a carefully constructed mix of equity and fixed income securities.

Goldman Sachs Balanced Fund

The Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fluctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS BALANCED FUND
What Differentiates Goldman Sachs’
Balanced Fund Investment Process?
The Balanced Fund is a diversified investment portfolio that utilizes an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, extensive market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds.

Fully invested, well-diversified portfolio that:

■  Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.

■ Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have an extremely systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 3,500 stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Equity Group: A group of investment professionals with over 17 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS
Balanced Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Balanced Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

For the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.79%, 6.38%, 6.41%, 7.02% and 6.76%, respectively. These returns compare to the 8.93% and 3.66% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively.

The Fund generally allocates a portion of its assets in both equity and fixed income securities. As the benchmark returns indicate, the equity market, as measured by the S&P 500 Index, significantly outperformed the fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, over the six-month reporting period. As a result, the Fund’s allocation to fixed income securities caused it to lag the equity benchmark. Conversely, its allocation to equities helped the Fund outperform the fixed income benchmark.
  Asset Allocation

■	Equities – As of February 28, 2007, the Fund was 59% invested in equities. Beginning on May 1, 2006, the Goldman Sachs Global Quantitative Equity group assumed management of the equity portion of the Fund’s portfolio. The Global Quantitative Equity group seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. They do not take size or sector bets. Rather, they favor stocks with higher dividends within each industry. Their portfolio construction process integrates tax considerations into their investment decisions. The group uses a unique, proprietary risk model in its stock selection process. They believe the risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.
EQUITY SECTOR ALLOCATION †

	Percentage of Net Assets

Sector	as of 2/28/07	as of 8/31/06

Finance	13.5%	13.0%
Information Technology	8.1	7.9
Consumer Discretionary	6.5	5.6
Industrials	6.3	6.6
Energy	5.8	5.9
Health Care	5.8	6.9
Consumer Staples	4.7	4.8
Utilities	2.8	2.4
Telecommunication Services	2.7	2.0
Materials	2.5	2.3

†	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets in equity securities. Figures in the above graph only represent the equity portion and may not sum to 100% due to the exclusion of the fixed income portion, other assets and liabilities.

PORTFOLIO RESULTS

■	Fixed Income – As of February 28, 2007, the Fund was 38% invested in fixed income securities. During the six-month reporting period, the fixed income portion of the portfolio held underweight exposures versus the Lehman Brothers Aggregate Bond Index in the U.S. Treasury, collateralized, corporate and emerging market sectors. In contrast, the Fund held a modest overweight in the agency and high yield sectors. Over the period, the portfolio held an overall short duration position based on the belief that there was still room for interest rates to rise based on the strength of incoming economic data. Over the period, we maintained a preference for lower quality investment grade corporate and high yield securities, as we believed that riskier segments offered more attractive risk/reward opportunities. We also focused on finding value in local emerging market debt.
FIXED INCOME SECTOR ALLOCATION †

	Percentage of Net Assets

Sector	as of 2/28/07	as of 8/31/06

Mortgage-Backed Obligations	18.4%	20.7%
Corporate Bonds	6.8	5.7
Agency Debentures	5.6	6.4
U.S. Treasury Obligations	4.7	5.7
Emerging Markets Debt	1.3	0.5
Asset-Backed Securities	1.1	0.0
Structured Note	0.4	0.0
Short-Term Investments	5.2	2.9

†	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets in fixed income securities. Short-term investments include repurchase agreements and/or securities lending collateral, if any. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph only represent the fixed income portion and may not sum to 100% due to the exclusion of the equity portion, other assets and liabilities.
QUANTITATIVE EQUITY
The equity portion of the Fund continued to be broadly diversified and, at the end of the period, its industry and sector weights were similar to that of the S&P 500 Index. Within each industry, the Global Quantitative Equity group generally favored stocks offering a high dividend yield. At the end of the reporting period, the dividend yield of the equity portion of the Fund was 2.87%, compared to 1.87% for the S&P 500 Index. In terms of individual stocks, overweights in Southern Copper Corp., Weyerhaeuser Co., and Harrah’s Entertainment, Inc. were among the largest contributors to relative returns in the portfolio. On the downside, Motorola, Inc., Pfizer, Inc., and Baker Hughes, Inc. were among the biggest detractors from relative returns.

PORTFOLIO RESULTS
FIXED INCOME
During the six-month reporting period, the U.S. Treasury yield curve fell in response to continued weakness in the housing sector and mixed economic data. Over the period, the sub-prime mortgage market experienced increased delinquencies and a sell-off in Chinese equities at the end of the period sparked a flight to quality in U.S. Treasuries. The Federal Reserve Board (the “Fed”) held short-term interest rates steady at 5.25% throughout the reporting period. Real fourth quarter gross domestic product came in lower than market expectations, led by slower inventory accumulation. Overall, the 10-year U.S. Treasury yield fell 16 basis points to close the period at 4.57%.
The primary contributors to the Fund’s fixed income performance over the period were our security selection in high yield industrial issues and local emerging market debt. Our selection of adjustable rate mortgages modestly contributed to results. The Fund’s overall short duration strategy detracted from returns, as interest rates fell over the reporting period. Overall, our cross-sector strategy detracted from performance, largely due to our positioning in the corporate sector. In particular, an underweight exposure to corporate securities adversely impacted returns as the sector outperformed Treasuries.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Global Quantitative Equity Investment Group and
Goldman Sachs Fixed Income Investment Group
New York, March 19, 2007

FUND BASICS
Balanced Fund
as of February 28, 2007
PERFORMANCE REVIEW

	Fund Total Return	S&P 500	Lehman Brothers
September 1, 2006–February 28, 2007	(based on NAV)[1]	Index[2]	Aggregate Bond Index[2]

Class A	6.79%	8.93%	3.66%
Class B	6.38	8.93	3.66
Class C	6.41	8.93	3.66
Institutional	7.02	8.93	3.66
Service	6.76	8.93	3.66

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	5.57%	4.57%	4.94%		7.48%		10/12/94
Class B	5.45	4.59	4.75		5.66		05/1/96
Class C	9.81	4.98	n/a		3.33		8/15/97
Institutional	12.19	6.39	n/a		4.63		8/15/97
Service	11.51	5.63	5.38	[4]	7.85	[4]	10/12/94

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of the Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.05%	1.27%
Class B	1.80	2.02
Class C	1.80	2.02
Institutional	0.65	0.87
Service	1.15	1.37

[5]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval and may differ from the expense ratios disclosed in the Financial Highlights.

FUND BASICS

TOP 10 EQUITY HOLDINGS AS OF 2/28/07[6]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	2.7%	Oil & Gas
General Electric Co.	2.4	Industrial Conglomerates
Citigroup, Inc.	1.9	Diversified Financials
Microsoft Corp.	1.8	Software
Bank of America Corp.	1.5	Banks
Pfizer, Inc.	1.4	Pharmaceuticals
Hewlett-Packard Co.	1.3	Computers & Peripherals
Merck & Co., Inc.	1.2	Pharmaceuticals
Verizon Communications, Inc.	1.2	Diversified Telecommunication Services
The Coca-Cola Co.	1.1	Beverages

[6]	The top 10 equity holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 58.7%

Aerospace & Defense – 0.9%
29,494	United Technologies Corp.	$1,935,691

Auto Components – 0.2%
8,906	Autoliv, Inc.	508,087

Banks – 7.4%
61,071	Bank of America Corp.	3,106,682
24,300	Comerica, Inc.	1,467,477
11,270	Fifth Third Bancorp.	453,956
7,460	First Horizon National Corp.	321,899
5,470	FirstMerit Corp.	117,331
19,316	KeyCorp	728,986
32,770	Mellon Financial Corp.	1,423,201
21,920	National City Corp.	829,672
48,430	New York Community Bancorp, Inc.	810,718
44,700	The Bank of New York Co., Inc.	1,815,714
30,660	U.S. Bancorp	1,093,336
37,052	Washington Mutual, Inc.	1,596,200
48,176	Wells Fargo & Co.	1,671,707

		15,436,879

Beverages – 1.1%
49,110	The Coca-Cola Co.	2,292,455

Biotechnology – 0.7%
3,090	Celgene Corp.*	164,697
17,900	Gilead Sciences, Inc.*	1,280,924

		1,445,621

Building Products – 0.3%
2,925	American Standard Companies, Inc.	154,996
18,960	Masco Corp.	565,956

		720,952

Chemicals – 0.2%
10,530	Dow Chemical Co.	461,214

Commercial Services & Supplies – 0.7%
11,730	Pitney Bowes, Inc.	559,638
5,940	R.R. Donnelley & Sons Co.	214,909
25,300	The ServiceMaster Co.	345,598
12,327	Waste Management, Inc.	419,735

		1,539,880

Communications Equipment – 1.4%
11,350	Cisco Systems, Inc.*	294,419
31,910	Motorola, Inc.	590,973
49,300	QUALCOMM, Inc.	1,985,804

		2,871,196

Computers & Peripherals – 1.9%
2,400	Apple Computer, Inc.*	203,064
66,400	Hewlett-Packard Co.	2,614,832
11,900	International Business Machines Corp.	1,106,819

		3,924,715

Containers & Packaging – 0.2%
17,523	Packaging Corp. of America	429,313

Diversified Financials – 3.7%
35,098	American Capital Strategies Ltd.(a)	1,561,159
24,506	Apollo Investment Corp.	555,796
77,434	Citigroup, Inc.	3,902,674
5,160	Freddie Mac	331,169
22,991	JPMorgan Chase & Co.	1,135,755
11,140	Western Union Co.	241,404

		7,727,957

Diversified Telecommunication Services – 2.7%
3,330	ALLTEL Corp.	201,765
60,778	AT&T, Inc.	2,236,631
3,490	Citizens Communications Co.	52,594
27,540	Sprint Nextel Corp.	530,971
65,228	Verizon Communications, Inc.	2,441,484
14,061	Windstream Corp.	211,618

		5,675,063

Electric Utilities – 2.1%
22,200	CenterPoint Energy, Inc.	396,048
30,060	Consolidated Edison, Inc.(a)	1,460,315
3,010	DTE Energy Co.	139,363
14,980	Emerson Electric Co.	645,488
6,900	Progress Energy, Inc.	337,134
36,950	Southern Co.	1,322,810
7,700	TECO Energy, Inc.	129,129

		4,430,287

Energy Equipment & Services – 0.8%
15,678	Baker Hughes, Inc.	1,020,794
11,720	GlobalSantaFe Corp.	675,424

		1,696,218

Food & Drug Retailing – 0.4%
7,100	SUPERVALU, Inc.	262,416
15,280	Sysco Corp.	503,629

		766,045

Food Products – 1.4%
58,140	ConAgra Foods, Inc.	1,466,872
3,120	General Mills, Inc.	175,843
13,020	H.J. Heinz Co.	597,228
42,120	Sara Lee Corp.	693,295

		2,933,238

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Gas Utilities – 0.4%
3,548	Integrys Energy Group, Inc.	$197,738
26,925	Spectra Energy Corp.	692,780

		890,518

Healthcare Equipment & Supplies – 0.5%
11,600	Becton, Dickinson & Co.	881,484
3,530	Medtronic, Inc.	177,771

		1,059,255

Healthcare Providers & Services – 0.1%
2,560	Manor Care, Inc.	137,165

Hotels, Restaurants & Leisure – 1.6%
10,250	Carnival Corp.	475,805
15,877	Harrah’s Entertainment, Inc.	1,341,448
25,950	McDonald’s Corp.	1,134,534
13,500	Ruby Tuesday, Inc.	395,550

		3,347,337

Household Durables – 0.9%
9,290	KB HOME	460,784
5,020	Leggett & Platt, Inc.	119,576
43,711	Newell Rubbermaid, Inc.	1,338,431

		1,918,791

Household Products – 0.9%
15,190	Kimberly-Clark Corp.	1,034,591
12,270	Procter & Gamble Co.	779,022

		1,813,613

Industrial Conglomerates – 2.9%
6,970	3M Co.	516,338
144,840	General Electric Co.	5,057,813
9,580	Honeywell International, Inc.	444,895

		6,019,046

Insurance – 1.7%
16,480	American International Group, Inc.	1,105,808
9,950	MetLife, Inc.	628,343
2,520	Nationwide Financial Services, Inc.	135,072
21,555	The Allstate Corp.	1,294,593
7,770	Unitrin, Inc.	355,555

		3,519,371

Internet Software & Services – 0.6%
2,360	Google, Inc.*	1,060,702
4,320	Yahoo!, Inc.*	133,315

		1,194,017

IT Consulting & Services – 0.2%
11,140	First Data Corp.	284,404
3,560	Paychex, Inc.	144,643

		429,047

Machinery – 0.7%
12,550	Deere & Co.	1,360,671
1,850	Eaton Corp.	149,868

		1,510,539

Media – 1.4%
27,700	Clear Channel Communications, Inc.	1,002,186
14,370	Comcast Corp.*	369,597
5,990	Dow Jones & Co., Inc.	216,000
7,420	Gannett Co., Inc.	454,549
3,261	Idearc, Inc.	110,874
1,340	Omnicom Group, Inc.	138,837
12,120	The Walt Disney Co.	415,231
4,400	Tribune Co.	132,132

		2,839,406

Metals & Mining – 1.3%
12,000	Nucor Corp.	730,440
28,120	Southern Copper Corp.(a)	1,979,648

		2,710,088

Multi-Utilities – 0.5%
53,850	Duke Energy Corp.	1,060,306

Multiline Retail – 1.2%
5,500	Federated Department Stores, Inc.	245,630
19,873	J.C. Penney Co., Inc.	1,611,899
11,980	Wal-Mart Stores, Inc.	578,634

		2,436,163

Oil & Gas – 5.0%
7,210	Chevron Corp.	494,678
17,119	ConocoPhillips	1,119,925
77,412	Exxon Mobil Corp.	5,548,892
13,120	Kinder Morgan, Inc.	1,387,571
20,550	Marathon Oil Corp.	1,864,707

		10,415,773

Paper & Forest Products – 0.8%
18,400	Weyerhaeuser Co.(a)	1,580,008

Pharmaceuticals – 4.5%
57,210	Bristol-Myers Squibb Co.	1,509,772
34,250	Eli Lilly & Co.	1,802,920
11,060	Johnson & Johnson	697,333
55,400	Merck & Co., Inc.	2,446,464
119,131	Pfizer, Inc.	2,973,510

		9,429,999

Real Estate – 0.7%
9,139	Apartment Investment & Management Co. (REIT)	537,921
1,120	Boston Properties, Inc. (REIT)	134,512
5,928	Developers Diversified Realty Corp.	388,640

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value
Common Stocks – (continued)

Real Estate – (continued)
3,377	Plum Creek Timber Co., Inc.	$133,932
2,610	Simon Property Group, Inc. (REIT)	294,251

		1,489,256

Road & Rail – 0.3%
4,500	Laidlaw International, Inc.	153,810
8,980	Norfolk Southern Corp.	425,652

		579,462

Semiconductor Equipment & Products – 2.2%
80,100	Applied Materials, Inc.	1,487,457
72,080	Intel Corp.	1,430,788
13,600	Linear Technology Corp.	451,384
25,000	Maxim Integrated Products, Inc.	818,750
11,580	Microchip Technology, Inc.	412,248

		4,600,627

Software – 1.9%
135,837	Microsoft Corp.	3,826,529
8,161	Oracle Corp.*	134,085

		3,960,614

Specialty Retail – 0.5%
7,127	Hanesbrands, Inc.*	203,903
33,420	Limited Brands, Inc.	925,066

		1,128,969

Textiles & Apparel – 0.5%
12,800	VF Corp.	1,021,568

Tobacco – 1.0%
20,401	Altria Group, Inc.	1,719,396
5,330	UST, Inc.	309,460

		2,028,856

Trading Companies & Distributors – 0.3%
7,080	Genuine Parts Co.	344,796
4,600	W.W. Grainger, Inc.	354,890

		699,686

TOTAL COMMON STOCKS
(Cost $99,704,854)		$122,614,291

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – 6.8%

Aerospace/Defense – 0.1%
Alliant Techsystems, Inc.
$62,000	6.750%	04/01/16	$62,078
Bombardier, Inc.(b)
50,000	6.300	05/01/14	48,125

			110,203

Automotive – 0.4%
DaimlerChrysler NA Holding Corp.(c)
450,000	5.833	09/10/07	450,802
Ford Motor Credit Co.
175,000	6.625	06/16/08	175,454
General Motors Acceptance Corp.
125,000	6.875	09/15/11	126,897

			753,153

Banks – 0.8%
ANZ Capital Trust I(b)
125,000	4.484	01/15/10	122,178
Astoria Financial Corp.
150,000	5.750	10/15/12	151,902
Bank United Corp.
50,000	8.875	05/01/07	50,261
GreenPoint Bank
125,000	9.250	10/01/10	141,348
GreenPoint Financial Corp.
125,000	3.200	06/06/08	122,010
HBOS Capital Funding LP(b)(c)
225,000	6.071	06/30/14	231,516
Mizuho JGB Investment LLC(b)(c)
100,000	9.870	06/30/08	105,560
PartnerRe Finance(c)
25,000	6.440	12/01/66	25,336
Popular North America Capital Trust I
125,000	6.564	09/15/34	126,713
Popular North America, Inc.
150,000	5.650	04/15/09	150,793
Resona Bank Ltd.(b)(c)
EUR175,000	4.125	09/27/12	225,952
$175,000	5.850	04/15/16	175,336
Washington Mutual, Inc.
100,000	8.250	04/01/10	108,300

			1,737,205

Electric – 0.7%
Arizona Public Service Co.
100,000	5.800	06/30/14	101,466
150,000	6.250	08/01/16	156,243
CenterPoint Energy, Inc. Series B
25,000	7.250	09/01/10	26,474
Commonwealth Edison Co.
175,000	5.400	12/15/11	175,174
FirstEnergy Corp. Series C
160,000	7.375	11/15/31	186,603
MidAmerican Energy Holdings Co.
225,000	6.125	04/01/36	232,411
Nevada Power Co. Series L
100,000	5.875	01/15/15	101,582
Progress Energy, Inc.
100,000	5.625	01/15/16	101,563
75,000	7.000	10/30/31	85,252

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Electric – (continued)
TXU Corp. Series O
$325,000	4.800%	11/15/09	$318,951

			1,485,719

Energy – 0.2%
Canadian Natural Resources Ltd.
25,000	5.850	02/01/35	24,033
100,000	6.500	02/15/37	104,526
Kerr-McGee Corp.
175,000	6.950	07/01/24	188,092

			316,651

Entertainment – 0.1%
Time Warner Entertainment Co.
25,000	8.375	03/15/23	30,226
Time Warner, Inc.
75,000	5.875	11/15/16	76,621
75,000	7.700	05/01/32	88,039
75,000	6.500	11/15/36	77,751

			272,637

Environmental – 0.1%
Allied Waste North America, Inc.
125,000	7.125	05/15/16	126,563

Gaming – 0.2%
Caesars Entertainment, Inc.
125,000	8.875	09/15/08	130,156
50,000	7.500	09/01/09	52,125
Harrah’s Operating Co., Inc.
250,000	5.500	07/01/10	246,250
MGM Mirage, Inc.
50,000	8.500	09/15/10	53,625

			482,156

Health Care Services(b) – 0.1%
HCA, Inc.
125,000	9.125	11/15/14	133,125

Life Insurance – 0.5%
Americo Life, Inc.(b)
50,000	7.875	05/01/13	51,538
AXA(b)(c)
100,000	6.379	12/14/49	101,138
100,000	6.463	12/14/49	98,563
Lincoln National Corp.(c)
175,000	7.000	05/17/66	187,188
Phoenix Life Insurance Co.(b)
75,000	7.150	12/15/34	81,323
Prudential Funding LLC(b)
200,000	6.600	05/15/08	202,114
Reinsurance Group of America, Inc.(c)
75,000	6.750	12/15/65	76,470
Swiss Re Capital I LP(b)(c)
225,000	6.854	05/29/49	238,410

			1,036,744

Media – Cable – 0.5%
Comcast Cable Communications Holdings, Inc.
40,000	8.375	03/15/13	46,266
125,000	9.455	11/15/22	167,178
Cox Communications, Inc.
325,000	4.625	01/15/10	320,528
Cox Enterprises, Inc.(b)
250,000	4.375	05/01/08	246,134
Rogers Cable, Inc.
100,000	5.500	03/15/14	97,750
Viacom, Inc.
125,000	5.750	04/30/11	126,912

			1,004,768

Media – Non Cable – 0.2%
AMFM, Inc.
375,000	8.000	11/01/08	389,095
Idearc, Inc.(b)
125,000	8.000	11/15/16	130,000

			519,095

Metals & Mining – 0.1%
Falconbridge Ltd.
75,000	7.250	07/15/12	82,202
Inco Ltd.
200,000	5.700	10/15/15	200,661

			282,863

Noncaptive – Financial – 0.4%
Nelnet, Inc.(c)
150,000	7.400	09/29/36	156,216
PHH Corp.
350,000	6.000	03/01/08	350,813
Residential Capital LLC
250,000	6.375	06/30/10	252,186

			759,215

Pipelines – 0.5%
Boardwalk Pipelines LP
175,000	5.875	11/15/16	177,244
CenterPoint Energy Resources Corp. Series B
150,000	5.950	01/15/14	152,501
Energy Transfer Partners LP
75,000	5.650	08/01/12	76,066
250,000	5.950	02/01/15	255,200
Enterprise Products Operating LP
175,000	4.950	06/01/10	174,006
100,000	8.375 (c)	08/01/66	111,376
ONEOK Partners LP
100,000	6.650	10/01/36	105,763

			1,052,156

Property/Casualty Insurance – 0.5%
ACE Ltd.
200,000	6.000	04/01/07	200,060
Arch Capital Group Ltd.
150,000	7.350	05/01/34	169,564

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Property/Casualty Insurance – (continued)
Aspen Insurance Holdings Ltd.
$100,000	6.000%	08/15/14	$100,056
Catlin Insurance Co. Ltd.(b)(c)
75,000	7.249	01/19/49	77,091
CNA Financial Corp.
30,000	6.950	01/15/18	32,159
50,000	7.250	11/15/23	54,554
Endurance Specialty Holdings Ltd.
100,000	6.150	10/15/15	101,005
QBE Insurance Group Ltd.(b)(c)
225,000	5.647	07/01/23	221,988
SAFECO Corp.
150,000	4.200	02/01/08	148,259

			1,104,736

REIT – 0.5%
Arden Realty, Inc.
75,000	9.150	03/01/10	83,343
iStar Financial, Inc.
75,000	5.650	09/15/11	75,634
50,000	6.500	12/15/13	51,843
iStar Financial, Inc. Series B
50,000	5.125	04/01/11	49,568
75,000	5.700	03/01/14	75,042
Reckson Operating Partnership LP
25,000	7.750	03/15/09	26,138
92,000	5.150	01/15/11	90,659
Simon Property Group LP(d)
150,000	7.000	06/15/08	153,168
Summit Properties Partnership
250,000	7.200	08/15/07	251,752
Westfield Capital Corp.(b)
125,000	5.125	11/15/14	123,065
Westfield Group(b)
150,000	5.400	10/01/12	151,595

			1,131,807

Tobacco – 0.0%
Altria Group, Inc.
25,000	7.000	11/04/13	27,434

Wireless Telecommunications – 0.3%
America Movil SA de CV
200,000	5.500	03/01/14	198,286
AT&T Wireless Services, Inc.
200,000	7.875	03/01/11	219,678
Sprint Capital Corp.
275,000	7.625	01/30/11	296,778

			714,742

Wirelines Telecommunications – 0.6%
Ameritech Capital Funding
50,000	6.250	05/18/09	50,681
AT&T, Inc.
200,000	4.125	09/15/09	195,526
Deutsche Telekom International Finance BV
200,000	8.250	06/15/30	252,578
Embarq Corp.
50,000	7.995	06/01/36	53,364
Qwest Corp.
50,000	8.875	03/15/12	55,625
Telecom Italia Capital
100,000	4.000	01/15/10	96,511
225,000	4.950	09/30/14	213,128
Telecomunicaciones de Puerto Rico, Inc.
100,000	6.800	05/15/09	102,427
TPSA Finance BV(b)
175,000	7.750	12/10/08	181,551
Windstream Corp.
125,000	8.625	08/01/16	136,875

			1,338,266

TOTAL CORPORATE BONDS
(Cost $14,544,910)			$14,389,238

Mortgage-Backed Obligations – 18.4%

Adjustable Rate GNMA(c) – 0.7%
$27,005	5.375%	06/20/23	$27,132
12,503	5.750	07/20/23	12,606
12,896	5.750	08/20/23	13,003
33,332	5.750	09/20/23	33,608
9,606	5.375	03/20/24	9,666
91,527	5.375	04/20/24	91,903
11,855	5.375	05/20/24	11,909
90,900	5.375	06/20/24	91,401
47,627	5.750	07/20/24	48,115
67,662	5.750	08/20/24	68,368
22,399	5.750	09/20/24	22,620
25,135	6.125	11/20/24	25,515
22,061	6.125	12/20/24	22,387
18,646	5.375	01/20/25	18,805
9,693	5.375	02/20/25	9,776
31,752	5.375	05/20/25	31,973
20,541	5.750	07/20/25	20,783
14,627	5.375	02/20/26	14,725
591	5.750	07/20/26	597
37,244	5.375	01/20/27	37,556
12,906	5.375	02/20/27	12,996
105,368	5.375	04/20/27	105,945
11,676	5.375	05/20/27	11,730
12,689	5.375	06/20/27	12,746
3,620	6.125	11/20/27	3,665
15,321	6.125	12/20/27	15,513
31,971	5.375	01/20/28	32,208
11,772	5.250	02/20/28	11,818
11,391	5.375	03/20/28	11,472
81,933	5.500	07/20/29	82,319
29,612	5.500	08/20/29	29,751
12,594	5.500	09/20/29	12,659
37,463	6.125	10/20/29	37,984

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate GNMA(c) – (continued)
$45,641	6.125%	11/20/29	$46,282
13,104	6.125	12/20/29	13,286
17,482	5.250	01/20/30	17,574
8,496	5.250	02/20/30	8,541
31,465	5.250	03/20/30	31,630
56,435	5.375	04/20/30	56,795
144,092	5.375	05/20/30	145,099
13,782	5.375	06/20/30	13,860
100,482	5.500	07/20/30	101,284
14,858	5.500	09/20/30	14,976
34,806	5.875	10/20/30	35,177

			1,477,758

Adjustable Rate FHLMC(c) – 0.8%
783,081	4.582	08/01/35	776,477
900,616	4.679	09/01/35	891,328

			1,667,805

Adjustable Rate FNMA(c) – 1.6%
55,745	7.516	09/01/32	56,478
803,390	3.849	10/01/33	800,152
448,075	4.398	12/01/33	445,217
574,627	4.217	01/01/34	567,031
813,173	4.250	02/01/34	801,199
626,312	4.610	01/01/35	620,318

			3,290,395

Adjustable Rate Non-Agency(c) – 6.7%
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
1,000,000	4.143	02/25/37	982,344
Countrywide Alternative Loan Trust Series 2005-31 Class 2A1
487,738	5.620	08/25/35	487,982
Countrywide Alternative Loan Trust Series 2005-38, Class A3
523,538	5.670	09/25/35	525,453
Impac Secured Assets Corp. Series 2004-3, Class 1A4
184,176	5.720	11/25/34	184,650
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
801,665	5.540	04/25/46	802,264
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
991,261	4.768	07/25/35	982,803
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
108,095	5.700	11/25/34	108,334
Structured Adjustable Rate Mortgage Loan Series 2004-6, Class 3A2
469,210	4.715	06/25/34	468,423
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
870,465	5.550	02/25/36	871,131
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
201,019	4.700	11/25/33	201,645
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
993,812	5.640	08/25/45	996,278
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
695,401	5.610	07/25/45	696,535
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
955,931	5.853	09/25/46	958,918
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR13, Class 1A
912,177	5.813	10/25/46	915,027
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR7, Class A1A
852,183	5.853	09/25/46	855,113
Washington Mutual Series 2005-AR19, Class A1A1
570,095	5.590	12/25/45	571,101
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
689,803	4.976	10/25/35	695,226
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 6A3
837,794	5.000	10/25/35	830,221
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
862,762	5.602	07/25/36	861,459
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3
892,322	5.090	03/25/36	890,254

			13,885,161

FHLMC – 2.3%
106,396	8.000	07/01/15	111,750
28,420	7.000	12/01/15	29,052
95,328	6.500	07/01/16	97,549
1,836,869	4.000	06/01/19	1,739,885
62,001	7.500	03/01/27	64,407
152,728	6.500	12/01/29	157,536
214,871	7.000	04/01/31	223,128
214,567	7.000	07/01/32	221,838
1,349,292	6.500	01/01/33	1,388,511
775,339	6.500	04/01/34	795,878

			4,829,534

FNMA – 3.0%
78,624	7.000	01/01/16	80,883
773,551	5.000	12/01/17	765,422
44,161	4.500	04/01/18	42,911
373,952	4.500	05/01/18	363,367
504,916	4.500	06/01/18	490,621
26,775	4.500	07/01/18	26,017
1,733,578	4.500	08/01/18	1,684,375
912,858	4.000	09/01/18	864,885
870,914	5.000	06/01/19	861,493
886,039	4.500	10/01/23	843,610
67,900	7.000	11/01/30	69,659
142,882	7.500	03/01/31	146,720

			6,239,963

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

CMO – 0.4%
Interest Only(f) – 0.1%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
$282,011	5.500%	06/25/33	$30,968
Countrywide Home Loan Trust Series 2003-42, Class 2X1(c)
1,387,514	0.362	10/25/33	5,713
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
17,525	5.500	06/25/33	996
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
337,859	5.250	07/25/33	43,228
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)
174,324	0.782	07/25/33	829
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)
205,051	0.605	08/25/33	1,064
FHLMC Series 2575, Class IB
200,465	5.500	08/15/30	17,255
FNMA Series 2004-47, Class EI(c)(e)
312,920	0.000	06/25/34	4,996
FNMA Series 2004-62, Class DI(c)(e)
118,351	0.000	07/25/33	2,015
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(c)
160,049	0.679	08/25/33	1,290
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(c)
51,046	1.158	07/25/33	818
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR04, Class X1(c)
372,706	1.181	01/25/08	3,257
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(c)
757,121	0.485	02/25/34	4,652
Washington Mutual Series 2003-AR07, Class X(c)
776,186	0.941	06/25/08	6,639

			123,720

Inverse Floaters(c) – 0.2%
FNMA Series 1993-248, Class SA REMIC
183,851	4.788	08/25/23	175,506
GNMA Series 2001-48, Class SA
31,017	9.198	10/16/31	35,138
GNMA Series 2001-51, Class SA
49,331	9.447	10/16/31	55,854
GNMA Series 2001-51, Class SB
61,905	9.198	10/16/31	69,808
GNMA Series 2001-59, Class SA
46,489	9.035	11/16/24	52,657
GNMA Series 2002-13, Class SB
20,150	12.740	02/16/32	24,615

			413,578

Sequential Fixed Rate – 0.1%
FNMA REMIC Trust Series 2002-24, Class AE
153,809	6.000	04/25/16	153,385
FNMA Series 1993-76, Class PJ
129,186	6.000	06/25/08	129,170

			282,555

TOTAL CMO			819,853

CMBS – 2.9%
Interest Only(b)(c)(f) – 0.1%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
2,651,449	1.248	03/13/40	96,493
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP
1,698,267	1.765	05/15/38	66,944
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
3,299,628	1.482	02/11/36	138,442

			301,879

Sequential Fixed Rate – 2.8%
Asset Securitization Corp. Series 1997-D4, Class A1D
4,464	7.490	04/14/29	4,466
CS First Boston Mortgage Securities Corp. Series 2002-5, Class PPA1
365,799	6.500	03/25/32	365,127
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
775,215	6.550	01/17/35	779,733
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
600,000	7.202	10/15/32	635,152
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
1,000,000	5.334	11/10/45	1,009,049
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
1,000,000	6.278	11/15/39	1,043,023
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
1,000,000	5.197	11/15/30	995,457
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
1,000,000	5.156	02/15/31	989,897

			5,821,904

TOTAL CMBS			6,123,783

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $38,560,871)			$38,334,252

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Agency Debentures – 5.6%

FFCB
$1,200,000	4.500%	08/08/11	$1,172,994
1,000,000	4.400	04/25/12	980,475
2,000,000	4.550	08/10/12	1,973,004
900,000	4.700	08/10/15	888,940
FHLB
1,000,000	4.080	04/26/10	979,579
700,000	4.516	08/10/10	694,353
1,200,000	7.375	02/13/15	1,400,467
FNMA
3,000,000	3.860	02/22/08	2,963,534
Tennessee Valley Authority
600,000	5.375	04/01/56	620,925

TOTAL AGENCY DEBENTURES
(Cost $11,797,020)			$11,674,271

Asset-Backed Securities(c) – 1.1%

Home Equity – 1.0%
Countrywide Home Equity Loan Trust Series 2002-E, Class A
$192,591	5.580%	10/15/28	$193,085
Countrywide Home Equity Loan Trust Series 2003-A, Class A
517,194	5.670	03/15/29	518,178
Countrywide Home Equity Loan Trust Series 2003-D, Class A
292,493	5.580	06/15/29	293,036
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
333,303	5.600	02/15/34	333,773
Countrywide Home Equity Loan Trust Series 2004-S, Class 1A
324,459	5.560	02/15/30	324,835
Impac CMB Trust Series 2004-10, Class 2A
329,816	5.640	03/25/35	330,652
Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
216,262	8.330	04/01/30	229,173

TOTAL ASSET-BACKED SECURITIES
(Cost $1,991,166)			$2,222,732

U.S. Treasury Obligations – 4.7%

United States Treasury Bonds
$900,000	4.500%	02/15/36	$873,513
United States Treasury Inflation-Protected Securities
219,736	1.875	07/15/13	216,422
428,208	2.000	07/15/14	423,485
933,687	1.875	07/15/15	913,118
99,920	2.500	07/15/16	102,762
300,186	2.375	01/15/17	305,322
United States Treasury Notes
1,300,000	4.875	10/31/08	1,303,523
300,000	4.750	03/31/11	302,636
1,960,000	4.625	02/15/17	1,971,331
United States Treasury Principal-Only STRIPS(e)
1,300,000	0.000	02/15/19	742,664
200,000	0.000	08/15/20	105,367
3,850,000	0.000	11/15/22	1,815,968
400,000	0.000	11/15/24	171,400
600,000	0.000	02/15/25	253,968
500,000	0.000	08/15/26	197,191
400,000	0.010	11/15/26	156,178

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,831,984)			$9,854,848

Emerging Market Debt – 1.3%

Barclays Bank PLC(b)(e)
$265,000	0.000%	05/17/45	$173,072
Brazil Inflation Linked Credit Linked Notes(h)
910,000	10.400	05/15/09	479,268
1,400,000	6.000	05/15/11	648,602
Egyptian T-Bill Credit Linked Note(e)(i)
640,000	0.000	11/15/07	662,758
Gazinvest Luxembourg SA
230,000	7.250	10/30/08	234,968
Ministry Finance of Russia
120,000	3.000	05/14/08	116,325
VTB Capital (Vneshtorgbank)(b)
290,000	5.960	08/01/08	290,290

TOTAL EMERGING MARKET DEBT
(Cost $2,114,847)			$2,605,283

Principal	Interest	Term
Amount	Rate	Date	Value
Structured Note – 0.4%

Merrill Lynch International(h)(j)
BRL 1,291,000	6.000%	05/15/45	$855,345
(Cost $734,464)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(g) – 2.4%

Joint Repurchase Agreement Account II
$5,000,000	5.335%	03/01/07	$5,000,000
Maturity Value: $5,000,741
(Cost $5,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $184,144,776)			$207,550,260

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value
Securities Lending Collateral – 2.8%

5,856,975	Boston Global Investment Trust – Enhanced Portfolio	$5,856,975
(Cost $5,856,975)

TOTAL INVESTMENTS – 102.2%
(Cost $190,001,751)		$213,407,235

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%		(4,665,876)

NET ASSETS – 100.0%		$208,741,359

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

•	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

Currency Description

AUD	=	Australian Dollar
BRL	=	Brazilian Real
EUR	=	Euro Currency
MXN	=	Mexican Peso
PLN	=	Polish Zloty
TRY	=	New Turkish Lira

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 3,711,543, which represents approximately 1.8% of net assets as of February 28, 2007.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2007.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	Joint repurchase agreement was entered into on February 28, 2007. Additional information appears on page 17.

(h)	The underlying security is a government bond issued by the Federal Republic of Brazil.

(i)	The underlying security is a government bond issued by the Arab Republic of Egypt.

(j)	On termination date of the Structured Note contract, the Fund will receive a payment from Merrill Lynch International the counterparty equal to the value of the reference security (notional multiplied by the price change of the reference security which has been adjusted by a Inflation Linked Brazilian Local Bonds Index, converted to U.S. Dollars).

Investment Abbreviations:
CMO	—	Collateralized Mortgage Obligations
CMBS	—	Commercial Mortgage Backed Securities
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At February 28, 2007, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Purchase/	Expiration	Value on	Current	Unrealized
Contract	Sale Contract	Date	Settlement Date	Value	Gain

Brazilian Real	Sale	05/07/07	$543,468	$537,100	$6,368
Brazilian Real	Sale	06/05/07	630,917	629,663	1,254
Mexican Peso	Sale	04/12/07	614,474	608,842	5,632

TOTAL OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH UNREALIZED GAIN			$1,788,859	$1,775,605	$13,254

Open Forward Foreign Currency	Purchase/	Expiration	Value on	Current	Unrealized
Contracts	Sale Contract	Date	Settlement Date	Value	Loss

Mexican Peso	Purchase	04/12/07	$646,252	$632,353	$(13,899)
Brazilian Real	Sale	03/05/07	613,042	637,275	(24,233)
Brazilian Real	Sale	03/06/07	522,914	543,133	(20,219)
Brazilian Real	Sale	03/12/07	162,688	164,689	(2,001)
Brazilian Real	Sale	04/30/07	280,000	284,018	(4,018)
British Pound	Sale	05/16/07	89,775	89,893	(118)
Euro	Sale	03/29/07	409,103	411,582	(2,479)

TOTAL OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH UNREALIZED LOSS			$2,723,774	$2,762,943	$(66,967)

TOTAL OPEN FORWARD FOREIGN CURRENCY CONTRACTS			$4,512,633	$4,538,548	$(53,713)

FUTURES CONTRACTS — At February 28, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	34	March 2007	$8,046,312	$(291)
Eurodollars	8	September 2007	1,899,900	(2,102)
Eurodollars	4	December 2007	951,500	911
Eurodollars	(2)	March 2008	(476,250)	(82)
Eurodollars	(81)	June 2008	(19,296,225)	(70,655)
Eurodollars	(77)	September 2008	(18,347,175)	(67,912)
S&P 500 Index	6	March 2007	422,670	446
U.S. Treasury Bonds	53	June 2007	5,985,688	89,147
2 Year U.S. Treasury Notes	(22)	June 2007	(4,508,969)	(17,204)
5 Year U.S. Treasury Notes	47	June 2007	4,979,797	21,055
10 Year U.S. Treasury Notes	(36)	June 2007	(3,909,375)	(43,510)

TOTAL			$(24,252,127)	$(90,197)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2007, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $5,000,000, in principal amount.

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,000,000,000	5.33%	03/01/07	$1,000,148,056

Banc of America Securities LLC	900,000,000	5.33	03/01/07	900,133,250

Barclays Capital PLC	750,000,000	5.34	03/01/07	750,111,250

Citigroup Global Markets, Inc.	1,000,000,000	5.34	03/01/07	1,000,148,333

Credit Suisse Securities (USA) LLC	1,000,000,000	5.33	03/01/07	1,000,148,056

Deutsche Bank Securities, Inc.	3,750,000,000	5.34	03/01/07	3,750,556,250

Greenwich Capital Markets	300,000,000	5.34	03/01/07	300,044,500

Merrill Lynch	1,000,000,000	5.33	03/01/07	1,000,148,056

Morgan Stanley & Co.	800,000,000	5.33	03/01/07	800,118,444

UBS Securities LLC	507,500,000	5.33	03/01/07	507,575,138

Wachovia Capital Markets	250,000,000	5.33	03/01/07	250,037,014

TOTAL	$11,257,500,000			$11,259,168,347

At February 28, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 03/07/07 to 11/15/17; Federal Home Loan Mortgage Association, 0.00% to 11.00%, due 09/01/07 to 03/01/37; Federal National Mortgage Association, 3.50% to 10.50%, due 11/01/07 to 10/01/46 and Government National Mortgage Association, 4.50% to 7.50%, due 08/15/18 to 02/15/37. The aggregate market value of the collateral, including accrued interest, was $11,517,202,142.
SWAP CONTRACTS — At February 28, 2007, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged

		Notional		Payments	Payments	Upfront Payments
		Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty		(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC		$4,000	10/14/08	3.514%	3 month LIBOR	$—	$(72,329)
Salomon Smith Barney, Inc.	PLN	5,000	01/16/09	4.665%	6 month WIBO	—	(4,026)
JPMorgan Securities Inc.	MXN	26,000	01/28/09	7.940%	Mexican Interbank Equilibrium	—	777
Banc of America Securities LLC (a)		$5,000	06/21/10	5.000%	3 month LIBOR	27,688	(15,472)
Banc of America Securities LLC		4,000	10/06/10	4.703%	3 month LIBOR	—	10,037
Deutsche Bank Securities, Inc. (a)	AUD	3,200	03/20/12	6.200%	6 month BBSW	(33,497)	17,277
Banc of America Securities LLC		$4,000	04/06/12	4.736%	3 month LIBOR	—	1,098
Banc of America Securities LLC		5,000	04/19/12	4.547%	3 month LIBOR	—	(43,714)
Banc of America Securities LLC.(a)		2,800	06/20/12	5.000%	3 month LIBOR	16,244	(10,455)
Deutsche Bank Securities, Inc. (a)		3,500	06/20/12	5.000%	3 month LIBOR	16,579	(9,343)
Deutsche Bank Securities, Inc. (a)		8,300	06/20/12	3 month LIBOR	5.000%	53,027	(69,099)
JPMorgan Securities Inc.(a)		3,000	06/20/12	3 month LIBOR	5.000%	21,386	(25,871)
Deutsche Bank Securities, Inc. (a)		3,200	06/20/12	5.000%	3 month LIBOR	(31,657)	38,273
Banc of America Securities LLC.(a)		9,700	06/20/12	3 month LIBOR	5.000%	77,225	(93,673)
Bear Stearns & Co., Inc.(a)		3,400	06/20/12	3 month LIBOR	5.000%	22,970	(29,999)
Banc of America Securities LLC.(a)		6,300	06/20/12	5.000%	3 month LIBOR	(66,262)	79,286
Deutsche Bank Securities, Inc. (a)		3,200	06/20/12	5.000%	3 month LIBOR	(31,413)	38,028
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS – (continued)

			Rates Exchanged

	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC.(a)	$3,900	06/20/14	5.100%	3 month LIBOR	$65,835	$(45,653)
JPMorgan Securities Inc.(a)	7,500	06/20/14	5.100%	3 month LIBOR	82,594	(43,781)
Deutsche Bank Securities, Inc. (a)	5,100	06/20/14	5.100%	3 month LIBOR	58,089	(35,130)
JPMorgan Securities Inc.(a)	4,500	06/20/14	3 month LIBOR	5.100%	27,466	(48,970)
Banc of America Securities LLC.(a)	4,100	06/20/14	3 month LIBOR	5.100%	26,211	(45,645)
Deutsche Bank Securities, Inc. (a)	1,800	06/20/14	3 month LIBOR	5.100%	13,026	(22,341)
Bear Stearns & Co., Inc.	3,000	06/20/16	5.666%	3 month LIBOR	—	131,598
JPMorgan Securities Inc.(a)	1,100	06/20/17	5.100%	3 month LIBOR	16,702	(15,915)
Banc of America Securities LLC	5,000	11/12/19	3 month LIBOR	5.069%	—	(26,568)
Deutsche Bank Securities, Inc. (a)	1,200	06/20/22	3 month LIBOR	5.250%	20,395	(28,016)
Banc of America Securities LLC.(a)	400	06/20/22	3 month LIBOR	5.250%	6,817	(9,357)

TOTAL					$389,425	$(378,983)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to February 28, 2007.

LIBOR	—	London Interbank Offered Rate
BBSW	—	Australian Bank Bill Swap Reference Rate
WIBO	—	Warsaw Interbank Offered Rate

CREDIT DEFAULT SWAP CONTRACTS

					Upfront
		Notional	Rate		Payments
		Amount	Paid by	Termination	received by	Unrealized
Referenced Obligation	Swap Counterparty	(000s)	Fund	Date	the Fund	Gain (Loss)

Protection Purchased:
Brazilian Government International	Salomon Smith Barney, Inc.	$700	1.300%	02/20/11	$—	$(15,581)
Brazilian Government International	Salomon Smith Barney, Inc.	400	1.500%	08/22/11	—	(10,939)
Core Investment Grade Bond Trust	Banc of America Securities LLC	4,700	0.400%	12/20/11	(12,559)	(3,656)
Core Investment Grade Bond Trust	JPMorgan Securities, Inc.	6,600	0.400%	12/20/11	(18,327)	(5,133)
Core Investment Grade Bond Trust	Bear Stearns & Co., Inc.	7,400	0.400%	12/20/11	(19,762)	(5,756)
Core Investment Grade Bond Trust	Deutsche Bank Securities, Inc.	4,600	0.650%	12/20/16	(13,855)	(5,746)
Core Investment Grade Bond Trust	JPMorgan Securities, Inc.	7,000	0.650%	12/20/16	(54,694)	24,868

TOTAL					$(119,197)	$(21,943)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN SWAP CONTRACTS (UNFUNDED) (NON-USD DENOMINATED)

	Notional
	Amount	Termination	Reference	Value to be	Unrealized
Swap Counterparty	(000s)	Date	Security	Exchanged#	Gain (Loss)

DMG & Partners	TRY 1,507	07/16/08	Turkish Gov’t Bond	TRL Central Deposit Bank + 0.75%	$23,711
Deutsche Bank Securities, Inc.	TRY 2,174	11/27/08	Turkish Gov’t Bond	TRL Central Deposit Bank + 0.75%	(7,395)
Salomon Smith Barney, Inc.	TRY 962	11/27/08	Turkish Gov’t Bond	TRL Central Deposit Bank + 0.70%	(4,354)

TOTAL					$11,962

#	The Fund does not make or receive periodic payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued payments and the change in value of the reference security (notional multiplied by the price change of the reference security, converted to U.S. Dollars)
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN INDEX SWAP CONTRACTS (UNFUNDED) (USD DENOMINATED)

	Notional
	Amount	Termination	Reference	Payments	Unrealized
Swap Counterparty	(000s)	Date	Security	to be Exchanged(a)	Loss

Citibank NA	$1,000	04/03/07	Banc of America Securities LLC CMBS AAA 10Yr Index	Monthly duration adjusted return	$(1,192)
JPMorgan Securities, Inc.	1,000	04/03/07	Banc of America Securities LLC CMBS AAA 10Yr Index	Monthly duration adjusted return	(1,187)
JPMorgan Securities, Inc.	1,000	05/31/07	Banc of America Securities LLC CMBS AAA 10Yr Index	Monthly duration adjusted return	(1,187)
Banc of America Securities LLC	2,000	06/04/07	Banc of America Securities LLC CMBS AAA 10Yr Index	Monthly duration adjusted return	(2,385)
Banc of America Securities LLC	1,000	06/19/07	Banc of America Securities LLC CMBS AAA 10Yr Index	Monthly duration adjusted return	(1,231)
Banc of America Securities LLC	1,000	07/03/07	Banc of America Securities LLC CMBS AAA 10Yr Index	Monthly duration adjusted return	(1,188)
Banc of America Securities LLC	1,000	07/18/07	Banc of America Securities LLC CMBS AAA 10Yr Index	Monthly duration adjusted return	(1,184)
Banc of America Securities LLC	$2,000	08/02/07	Banc of America Securities LLC CMBS AAA 10Yr Index	Monthly duration adjusted return	(2,444)
Banc of America Securities LLC	1,000	10/02/07	Banc of America Securities LLC CMBS AAA 10Yr Index	Monthly duration adjusted return	(1,224)

TOTAL					$(13,222)

(a)	Fund receives payments based on any positive monthly duration adjusted return of the underlying index. Fund makes payments on any such negative returns.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
February 28, 2007 (Unaudited)

Assets:

Investment in securities, at value (identified cost $184,144,776)(a)	$207,550,260
Securities lending collateral, at value which equals cost	5,856,975
Cash(b)	506,879
Foreign currencies, at value (identified cost $12,495)	12,290
Receivables:
Investment securities sold, at value	18,821,780
Due from broker — variation margin, at value(c)	108,384
Dividends and interest, at value	1,015,000
Swap contracts, at value (includes upfront payments made of $154,399)	301,458
Fund shares sold	304,571
Reimbursement from investment adviser	36,886
Securities lending income	4,010
Forward foreign currency exchange contracts, at value	13,254
Other assets	2,760

Total assets	234,534,507

Liabilities:

Payables:
Payable upon return of securities loaned	5,856,975
Investment securities purchased, at value	18,827,663
Swap contracts, at value (includes upfront payments made of $115,829)	433,416
Fund shares repurchased	308,559
Amounts owed to affiliates	174,834
Forward foreign currency exchange contracts, at value	66,967
Accrued expenses	124,734

Total liabilities	25,793,148

Net Assets:

Paid in capital	185,385,978
Accumulated net investment income	1,222,540
Accumulated net realized loss on investments, futures, swaps and foreign currency related transactions	(725,640)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	22,858,481

NET ASSETS	$208,741,359

Net Assets:
Class A	$180,954,159
Class B	17,907,647
Class C	6,837,286
Institutional	3,040,993
Service	1,274

Shares outstanding:
Class A	8,923,305
Class B	890,193
Class C	340,432
Institutional	147,929
Service	63

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	10,301,922

Net asset value, offering and redemption price per share:(d)
Class A	$20.28
Class B	20.12
Class C	20.08
Institutional	20.56
Service	20.30

(a)	Includes loaned securities having a market value of $5,817,244.
(b)	Includes restricted cash of $410,778 relating to collateral on swap contracts.
(c)	Includes restricted cash of $93,125, relating to initial margin requirements and collateral on future transactions.
(d)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $21.46. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Six Months Ended February 28, 2007 (Unaudited)

Investment income:

Interest (including securities lending income of $24,619)	$2,129,499
Dividends	1,931,809

Total income	4,061,308

Expenses:

Management fees	678,960
Distribution and Service fees(a)	353,924
Transfer Agent fees(b)	196,745
Custody and accounting fees	37,646
Printing fees	34,253
Professional fees	31,075
Registration fees	30,471
Trustee fees	8,119
Service share fees	4
Other	9,208

Total expenses	1,380,405

Less — expense reductions	(200,265)

Net expenses	1,180,140

NET INVESTMENT INCOME	2,881,168

Realized and unrealized gain (loss) on investment, futures, swaps and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	1,949,138
Futures transactions	247,865
Swap contracts	195,271
Foreign currency related transactions	(97,989)
Net change in unrealized gain (loss) on:
Investments	8,754,107
Futures	(54,220)
Swap contracts	(239,820)
Translation of assets and liabilities denominated in foreign currencies	13,713

Net realized and unrealized gain on investment, futures, swaps and foreign currency related transactions	10,768,065

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,649,233

(a)	Class A, Class B and Class C Shares had Distribution and Service fees of $226,387, $94,711 and $32,826, respectively.
(b)	Class A, Class B, Class C and Institutional Class Transfer Agent fees of $172,054 $17,995, $6,237 and $459, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

From operations:

Net investment income	$2,881,168	$4,709,192
Net realized gain from investment, futures, swaps and foreign currency related transactions	2,294,285	17,272,660
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	8,473,780	(9,682,024)

Net increase in net assets resulting from operations	13,649,233	12,299,828

Distributions to shareholders:

From net investment income
Class A Shares	(2,278,780)	(3,692,371)
Class B Shares	(170,315)	(304,399)
Class C Shares	(57,479)	(79,570)
Institutional Shares	(27,275)	(47,966)
Service Shares	(13)	(21)
From net realized gains
Class A Shares	(12,750,446)	—
Class B Shares	(1,363,090)	—
Class C Shares	(479,528)	—
Institutional Shares	(135,962)	—
Service Shares	(88)	—

Total distributions to shareholders	(17,262,976)	(4,124,327)

From share transactions:

Proceeds from sales of shares	12,165,152	23,212,286
Reinvestment of dividends and distributions	16,574,958	3,976,041
Cost of shares repurchased	(23,400,733)	(61,104,974)

Net increase (decrease) in net assets resulting from share transactions	5,339,377	(33,916,647)

TOTAL INCREASE (DECREASE)	1,725,634	(25,741,146)

Net assets:

Beginning of period	207,015,725	232,756,871

End of period	$208,741,359	$207,015,725

Accumulated undistributed net investment income	$1,222,540	$875,234

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
February 28, 2007 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.
     Class A shares of the Fund are sold with a front-end sales charge of up to 5.50%. Class B shares of the Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Fund are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Fund are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Fund receives such sales loads of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes in foreign securities held by the Fund, which are subject to such taxes.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
and market premiums on debt securities are accreted/ amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including future transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or future contracts.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distribution to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REIT”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.
E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At February 28, 2007, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
G. Forward Sales Contracts — The Fund may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Fund’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.
H. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependant on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
I. Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Fund will not be entitled to accrued interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.
J. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
K. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the books of its custodian, with a current value equal to or greater than the market value of the corresponding transactions.
L. Swap Contracts — The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Fund may invest in the following types of swaps;
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount it pays to the counterparty, resulting in a loss to the Fund.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or models prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability on the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps. Periodic payments received or made on swap contracts are recorded as realized gain or loss on the Statement of Operations. Gains or losses are also realized upon early termination of the swap agreements or, with respect to Credit Default Swaps, when a credit event occurs.
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     GSAM currently receives a Management fee on a contractual basis at the following rates:

Average Daily Net Assets	Annual Rate

Up to $1 billion	0.65%

Next $1 billion	0.59

Over $2 billion	0.56

     In addition, GSAM has voluntarily agreed to waive a portion of its Management fees equal to 0.10% of the Fund’s average daily net assets. For the six months ended February 28, 2007, GSAM waived approximately $104,000 in Management fees.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent expense reductions) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such expense reimbursements, if

GOLDMAN SACHS BALANCED FUND

3. AGREEMENTS (continued)
any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended February 28, 2007, GSAM reimbursed the Fund approximately $84,000.
     Goldman Sachs serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares. In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended February 28, 2007, custody and transfer agent fees were reduced by approximately $6,300 and $5,600, respectively.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2007, Goldman Sachs has advised the Fund that it retained approximately $23,000 of Class A Shares sales loads and did not retain any amounts from Class B and Class C Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.
     At February 28, 2007, the amounts owed to affiliates were approximately $90,000, $55,000 and $30,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2007, were $69,842,119 and $72,492,252, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $31,737,952 and $36,216,373, respectively.
     For the six months ended February 28, 2007, Goldman Sachs earned approximately $4,600 of brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Fund.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
5. SECURITIES LENDING (continued)
sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended February 28, 2007, is reported parenthetically under Investment income on the Statement of Operations. A portion of this amount $12,900, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended February 28, 2007, BGA earned approximately $3,300 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of February 28, 2007, was $775,600. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
6. LINE OF CREDIT FACILITY
The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2007, the Fund did not have any borrowings under this facility.
7. TAX INFORMATION
As of the Fund’s most recent year end, August 31, 2006, the Fund’s certain timing differences on a tax basis were as follows:

Timing differences (deferred straddle losses, swap receivable and post October losses)	$(393,017)

     At February 28, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$190,007,200

Gross unrealized gain	24,106,950
Gross unrealized loss	(1,562,260)

Net unrealized security gain	$22,544,690

GOLDMAN SACHS BALANCED FUND

7. TAX INFORMATION (continued)
     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, return of capital distributions from underlying fund investments, differences related to the tax treatment of partnership investments, net mark-to-market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes, and differing treatment of amortization of market discount and premium.
8. OTHER MATTERS
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including this Fund, and the Trustees and Officers of the Trust . In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds including this fund, and the Trustees and Officers of the Trust. The Fund in this report, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breaches of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation. Plaintiffs did not reactivate their appeal by the deadline.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
8. OTHER MATTERS (continued)
as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than February 29, 2008. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.

GOLDMAN SACHS BALANCED FUND

9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	454,091	$9,383,510	977,839	$19,616,757
Shares converted from Class B(a)	38,722	799,956	99,659	1,994,175
Reinvestment of dividends and distributions	726,194	14,644,448	180,416	3,600,825
Shares repurchased	(915,158)	(18,980,118)	(2,474,609)	(49,499,049)

	303,849	5,847,796	(1,216,695)	(24,287,292)

Class B Shares
Shares sold	30,276	623,400	83,321	1,656,026
Shares converted to Class A(a)	(39,020)	(799,956)	(100,434)	(1,994,175)
Reinvestment of dividends and distributions	68,044	1,362,979	13,855	274,192
Shares repurchased	(166,146)	(3,409,464)	(474,551)	(9,441,405)

	(106,846)	(2,223,041)	(477,809)	(9,505,362)

Class C Shares
Shares sold	50,437	1,040,344	90,376	1,801,091
Reinvestment of dividends and distributions	20,471	409,154	3,063	60,586
Shares repurchased	(35,168)	(718,525)	(97,288)	(1,941,603)

	35,740	730,973	(3,849)	(79,926)

Institutional Shares
Shares sold	54,395	1,117,898	6,778	138,412
Reinvestment of dividends and distributions	7,748	158,276	2,000	40,417
Shares repurchased	(13,945)	(292,626)	(11,027)	(222,917)

	48,198	983,548	(2,249)	(44,088)

Service Shares
Reinvestment of dividends and distributions	5	101	1	21

NET INCREASE (DECREASE)	280,946	$5,339,377	(1,700,601)	$(33,916,647)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from					Distributions
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)		operations	income	gains	distributions

FOR THE PERIOD ENDED FEBRUARY 28, (Unaudited)

2007 - A	$20.68	$0.29		$1.08		$1.37	$(0.27)	$(1.50)	$(1.77)
2007 - B	20.52	0.21		1.08		1.29	(0.19)	(1.50)	(1.69)
2007 - C	20.49	0.21		1.07		1.28	(0.19)	(1.50)	(1.69)
2007 - Institutional	20.94	0.34		1.09		1.43	(0.31)	(1.50)	(1.81)
2007 - Service	20.66	0.30		1.07		1.37	(0.23)	(1.50)	(1.73)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	19.88	0.46		0.74		1.20	(0.40)	—	(0.40)
2006 - B	19.73	0.30		0.74		1.04	(0.25)	—	(0.25)
2006 - C	19.71	0.31		0.72		1.03	(0.25)	—	(0.25)
2006 - Institutional	20.12	0.55		0.75		1.30	(0.48)	—	(0.48)
2006 - Service	19.89	0.44		0.70		1.14	(0.37)	—	(0.37)

2005 - A	18.63	0.36	(d)	1.26		1.62	(0.37)	—	(0.37)
2005 - B	18.49	0.21	(d)	1.26		1.47	(0.23)	—	(0.23)
2005 - C	18.47	0.21	(d)	1.26		1.47	(0.23)	—	(0.23)
2005 - Institutional	18.66	0.47	(d)	1.44		1.91	(0.45)	—	(0.45)
2005 - Service	18.67	0.33	(d)	1.27		1.60	(0.38)	—	(0.38)

2004 - A	17.21	0.31		1.48		1.79	(0.37)	—	(0.37)
2004 - B	17.08	0.17		1.47		1.64	(0.23)	—	(0.23)
2004 - C	17.07	0.17		1.47		1.64	(0.24)	—	(0.24)
2004 - Institutional	17.24	0.38		1.48		1.86	(0.44)	—	(0.44)
2004 - Service	17.25	0.28		1.49		1.77	(0.35)	—	(0.35)

2003 - A	16.28	0.40		0.96		1.36	(0.43)	—	(0.43)
2003 - B	16.16	0.28		0.95		1.23	(0.31)	—	(0.31)
2003 - C	16.15	0.28		0.94		1.22	(0.30)	—	(0.30)
2003 - Institutional	16.31	0.47		0.95		1.42	(0.49)	—	(0.49)
2003 - Service	16.30	0.39		0.97		1.36	(0.41)	—	(0.41)

2002 - A	18.34	0.47	(e)	(2.03	)(e)	(1.56)	(0.50)	—	(0.50)
2002 - B	18.21	0.33	(e)	(2.01	)(e)	(1.68)	(0.37)	—	(0.37)
2002 - C	18.19	0.33	(e)	(2.00	)(e)	(1.67)	(0.37)	—	(0.37)
2002 - Institutional	18.38	0.54	(e)	(2.04	)(e)	(1.50)	(0.57)	—	(0.57)
2002 - Service	18.35	0.44	(e)	(2.02	)(e)	(1.58)	(0.47)	—	(0.47)

(a)	Calculated based on average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 30% for the period ended February 28, 2007. The portfolio turnover rate excluding the effect of mortgage dollar rolls is 220% for the year ended August 31, 2006. Prior years include the effect of mortgage dollar roll transactions.
(d)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.
(e)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $ 0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(f)	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06% respectively.
(g)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income to		total expenses		income		Portfolio
value, end	Total	period	to average		average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$20.28	6.79%	$180,954	1.05	%(g)	2.85	%(g)	1.24	%(g)	2.66	%(g)	34%
20.12	6.38	17,908	1.80	(g)	2.09	(g)	1.99	(g)	1.90	(g)	34
20.08	6.41	6,837	1.80	(g)	2.10	(g)	1.99	(g)	1.91	(g)	34
20.56	7.02	3,041	0.65	(g)	3.29	(g)	0.84	(g)	3.10	(g)	34
20.30	6.76	1	1.15	(g)	2.94	(g)	1.34	(g)	2.75	(g)	34

20.68	0.06	178,220	1.11		2.29		1.27		2.13		256
20.52	5.32	20,462	1.86		1.51		2.02		1.35		256
20.49	5.30	6,244	1.86		1.55		2.02		1.39		256
20.94	6.51	2,088	0.71		2.71		0.87		2.55		256
20.66	5.80	1	1.21		2.09		1.37		1.93		256

19.88	8.80	195,531	1.14		1.84	(d)	1.31		1.67	(d)	228
19.73	8.00	29,093	1.89		1.10	(d)	2.06		0.93	(d)	228
19.71	8.00	6,080	1.89		1.09	(d)	2.06		0.92	(d)	228
20.12	10.36 (f)	2,052	0.80	(f)	2.14	(d)	0.93		2.01	(d)	228
19.89	8.66	1	1.24		1.68	(d)	1.41		1.51	(d)	228

18.63	10.47	169,436	1.15		1.68		1.30		1.53		208
18.49	9.67	31,067	1.90		0.93		2.05		0.78		208
18.47	9.63	5,803	1.90		0.93		2.05		0.78		208
18.66	10.88	2,127	0.75		2.08		0.90		1.93		208
18.67	10.34	1	1.25		1.63		1.40		1.48		208

17.21	8.54	130,111	1.16		2.43		1.38		2.21		192
17.08	7.73	28,204	1.91		1.69		2.13		1.47		192
17.07	7.72	5,746	1.91		1.69		2.13		1.47		192
17.24	8.95	2,150	0.76		2.85		0.98		2.63		192
17.25	8.53	12	1.26		2.36		1.48		2.14		192

16.28	(8.67)	100,541	1.16		2.61	(e)	1.38		2.39	(e)	169
16.16	(9.38)	23,871	1.91		1.86	(e)	2.13		1.64	(e)	169
16.15	(9.34)	5,377	1.91		1.86	(e)	2.13		1.64	(e)	169
16.31	(8.33)	2,157	0.76		3.01	(e)	0.98		2.79	(e)	169
16.30	(8.79)	10	1.26		2.49	(e)	1.48		2.27	(e)	169

GOLDMAN SACHS BALANCED FUND
 Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2007

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2006 through February 28, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid for the
	Beginning Account	Ending Account Value		6 months ended
Share Class	Value 9/1/06	2/28/07		2/28/07*

Class A
Actual	$1,000.00	$1,067.90		$5.35
Hypothetical 5% return	1,000.00	1,019.62	+	5.22

Class B
Actual	1,000.00	1,063.80		9.17
Hypothetical 5% return	1,000.00	1,015.91	+	8.96

Class C
Actual	1,000.00	1,064.10		9.18
Hypothetical 5% return	1,000.00	1,015.90	+	8.96

Institutional
Actual	1,000.00	1,070.20		3.33
Hypothetical 5% return	1,000.00	1,021.58	+	3.25

Service
Actual	1,000.00	1,067.60		6.13
Hypothetical 5% return	1,000.00	1,018.86	+	5.99

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.05%, 1.80%, 1.80%, 0.65% and 1.15% for Class A, Class B, Class C, Institutional Class and Service Class, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $664.4 billion in assets under management as of December 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper Fundsm
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006 the International Equity Fund was renamed the Concentrated International Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Richard P. Strubel	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-673	BALSAR / 12.3K / 04-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

N/A

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $476,400 and $411,200 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9  million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2007